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                                                                 EXHIBIT 10.1

June 21, 2002

Mr. Scott K. Koepke
25571 Willowbend Road
Perrysburg, OH 43551-9511

      Re: Bonus Award

Dear Scott:

      In connection with the acquisition by QP Acquisition #2, Inc. ("Questor") of 67.2% of the common stock and 98.9% of the preferred stock of JPE, Inc. ("JPE"), JPE hereby offers you the opportunity to receive a bonus award, in accordance with the terms and conditions set forth below.

FOR PURPOSES OF THIS LETTER:
      "Change of Control" means that any person or entity, including a "group" (within the meaning of Rule 13d-1 under the Securities Exchange Act of 1934, as amended), but excluding any fund managed by Questor Management Company, LLC, any affiliate of any such fund and any group of which any such fund or affiliate may be a member, becomes (in one transaction or in a series of related transactions) the beneficial owner of all or substantially all of the shares of JPE held by Questor or becomes the owner of all or substantially all of the assets of JPE and its subsidiaries.

      "Closing Date" means the closing date related to a Change of Control (or in the case of a series of related transactions, the closing date related to the transaction that actually results in the Change of Control).

      "Loan" means the subordinated demand business loan, dated February 7, 2001, in the amount of $15,000,000 plus interest, between JPE, as borrower, and ASC Incorporated ("ASC"), as lender.

      "Net Proceeds" means the total amount received by Questor from a Change of Control, less any and all amounts paid by Questor directly or indirectly for the JPE stock and any amounts advanced to or expenses incurred by Questor in connection with JPE.

      "Recovery Amount" means the amount of the outstanding balance of principal and interest on the Loan that JPE pays to ASC, if any, on the Recovery Date.

      "Recovery Date" means the date that any principal or interest on the Loan is paid by JPE to ASC.

IF YOU ARE EMPLOYED BY JPE ON THE RECOVERY DATE, THEN YOU SHALL BE ENTITLED TO RECEIVE A PAYMENT FROM JPE EQUAL TO 4% OF THE RECOVERY AMOUNT. THE AMOUNT PAYABLE TO YOU UNDER THIS PARAGRAPH 2, IF ANY, WILL BE PAYABLE WITHIN 30 DAYS AFTER THE RECOVERY DATE. IF YOU ARE NOT EMPLOYED BY JPE ON THE RECOVERY DATE OR THE RECOVERY AMOUNT IS $0, THEN YOU ARE NOT ENTITLED TO A PAYMENT, AND JPE IS UNDER NO OBLIGATION TO MAKE ANY PAYMENT TO YOU, UNDER THIS PARAGRAPH. IF YOU ARE ENTITLED TO A PAYMENT UNDER THIS PARAGRAPH 2, BUT DIE PRIOR TO THE TIME THAT THE PAYMENT IS TO BE MADE, THE PAYMENT DUE UNDER THIS PARAGRAPH 2 SHALL BE MADE TO YOUR ESTATE.

IF THERE IS A CHANGE OF CONTROL AND YOU ARE EMPLOYED BY JPE ON THE CLOSING DATE, THEN AS SOON AS ADMINISTRATIVELY FEASIBLE AFTER THE CLOSING DATE, JPE SHALL PAY YOU 4% OF THE NET PROCEEDS. IF YOU ARE NOT EMPLOYED BY JPE ON THE CLOSING DATE OR THE NET PROCEEDS ARE $0, THEN YOU ARE NOT ENTITLED TO A PAYMENT, AND JPE IS UNDER NO OBLIGATION TO MAKE ANY PAYMENT TO YOU, UNDER THIS PARAGRAPH 3. IF YOU ARE ENTITLED TO A PAYMENT UNDER THIS PARAGRAPH 3, BUT DIE PRIOR TO THE TIME THAT THE PAYMENT IS TO BE MADE, THE PAYMENT DUE UNDER THIS PARAGRAPH 3 SHALL BE MADE TO YOUR ESTATE.

UNLESS REQUIRED BY LAW, REGULATION, OR COURT ORDER, YOU AGREE TO KEEP THE TERMS OF THIS LETTER AGREEMENT STRICTLY CONFIDENTIAL. NOTWITHSTANDING THE FOREGOING, YOU MAY DISCLOSE THE TERMS TO YOUR ATTORNEY OR OTHER

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PROFESSIONAL ADVISORS AS NECESSARY FOR THE PURPOSES OF OBTAINING LEGAL, TAX, OR
FINANCIAL ADVICE, SO LONG AS SUCH PERSONS AGREE TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION.

NO PROVISION OF THIS LETTER AGREEMENT MAY BE AMENDED UNLESS SUCH AMENDMENT IS SIGNED BY YOU AND SUCH OFFICER AS MAY BE SPECIFICALLY DESIGNATED BY THE BOARD OF DIRECTORS OF JPE TO SIGN ON ITS BEHALF.

THE VALIDITY, INTERPRETATION, CONSTRUCTION, AND PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE UNITED STATES WHERE APPLICABLE AND OTHERWISE BY THE LAWS OF THE STATE OF MICHIGAN (WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICT OF LAWS).







                            [Signature Page Follows]
      Please acknowledge your agreement to the terms of this letter agreement by signing below.

                                          Sincerely,

                                          JPE, INC.


                                          By:  /s/ David L. Treadwell
                                               ----------------------
                                               David L. Treadwell,
                                               Chief Executive Officer




Acknowledged and Agreed to:


/s/ Scott K. Koepke
-------------------
  Scott K. Koepke



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